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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

CSC Holdings, Inc.

    We consent to the use of our report, dated March 20, 1998, which report is included in the 1997 Annual Report on Form 10-K of CSC Holdings, Inc., which annual report is incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Prospectus and related Registration Statement of CSC Holdings, Inc. on Amendment No. 1 to Form S-3.

                                          KPMG Peat Marwick LLP

Jericho, New York

June 25, 1998